Exhibit 4.1
================================================================================


                               PECO ENERGY COMPANY

                                       TO

                  WACHOVIA BANK, NATIONAL ASSOCIATION, TRUSTEE
                      (formerly, First Union National Bank)

                             ----------------------



                            ONE HUNDRETH SUPPLEMENTAL
                              INDENTURE DATED AS OF
                                 APRIL 15, 2003

                                       TO

                          FIRST AND REFUNDING MORTGAGE

                                       OF

                          THE COUNTIES GAS AND ELECTRIC
                                     COMPANY

                                       TO

                         FIDELITY TRUST COMPANY, TRUSTEE
                                DATED MAY 1, 1923

                               ------------------



                              3.50% SERIES DUE 2008


================================================================================

         THIS SUPPLEMENTAL INDENTURE dated as of April 15, 2003, by and between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly, First Union National Bank), a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that

         WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and

         WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows:








Supplemental Indenture
       and Date                                Parties                              Providing for:
------------------------                       -------                              -------------
First                                 Counties Company to                    Bonds of 5% Series of
September 1, 1926                         Fidelity-Philadelphia                 1926
                                          Trust Company
                                          (Successor to Fidelity
                                          Trust Company)

Second                                Suburban Company to                    Evidencing succession of
     May 1, 1927                          Fidelity-Philadelphia                 Suburban Company to
                                          Trust Company                         Counties Company

Third                                 Suburban Company to                    Bonds of 4-1/2% Series
     May 1, 1927                         Fidelity-Philadelphia                  due 1957; amendment of
                                         Trust Company                          certain provisions of
                                                                                Mortgage

Fourth                                Suburban Company to                    Additional Bonds of
     November 1, 1927                    Fidelity-Philadelphia                  4-1/2% Series due 1957
                                         Trust Company

Fifth                                 Company to                             Evidencing succession of
     January 31, 1931                    Fidelity-Philadelphia                  Company to
                                         Trust Company                          Suburban Company

Sixth                                 Company to                             Bonds of 4% Series
     February 1, 1931                    Fidelity-Philadelphia                  due 1971
                                         Trust Company

Seventh                               Company to                             Bonds of 3-1/2% Series
     March 1, 1937                       Fidelity-Philadelphia                  due 1967; amendment of
                                         Trust Company                          certain provisions of
                                                                                Mortgage

Eighth                                Company to                             Bonds of 2-3/4% Series
     December 1, 1941                    Fidelity-Philadelphia                  due 1971; amendment of
                                         Trust Company                          certain provisions of
                                                                                Mortgage

Ninth                                 Company to                             Bonds of 2-3/4% Series
     November 1, 1944                    Fidelity-Philadelphia                  due 1967 and 2-3/4% Series
                                         Trust Company                          due 1974; amendment of
                                                                                certain provisions of
                                                                                Mortgage

Tenth                                 Company to                             Bonds of 2-3/4% Series
     December 1, 1946                    Fidelity-Philadelphia                  due 1981; amendment of
                                         Trust Company                          certain provisions of
                                                                                Mortgage*

                                       3

Supplemental Indenture
       and Date                                Parties                              Providing for:
------------------------                       -------                              -------------

Eleventh                              Company to                             Bonds of 2-7/8% Series
     February 1, 1948                    Fidelity-Philadelphia                  due 1978*
                                         Trust Company

Twelfth                               Company to                             Bonds of 3-1/4% Series
     January 1, 1952                     Fidelity-Philadelphia                  due 1982*
                                         Trust Company

Thirteenth                            Company to                             Bonds of 3-7/8% Series
     May 1, 1953                         Fidelity-Philadelphia                  due 1983*
                                         Trust Company

Fourteenth                            Company to                             Bonds of 3-1/8% Series
     December 1, 1953                    Fidelity-Philadelphia                  due 1983*
                                         Trust Company

Fifteenth                             Company to                             Bonds of 3-1/8% Series
     April 1, 1955                       Fidelity-Philadelphia                  due 1985*
                                         Trust Company

Sixteenth                             Company to                             Bonds of 4-5/8% Series
     September 1, 1957                   Fidelity-Philadelphia                  due 1987; amendment of certain
                                         Trust Company                          provisions of Mortgage*

Seventeenth                           Company to                             Bonds of 3-3/4% Series
     May 1, 1958                         Fidelity-Philadelphia                  due 1988; amendment of certain
                                         Trust Company                          provisions of Mortgage*

Eighteenth                            Company to                             Bonds of 4-3/8% Series
     December 1, 1958                    Fidelity-Philadelphia                  due 1986*
                                         Trust Company

Nineteenth                            Company to                             Bonds of 5% Series
     October 1, 1959                     Fidelity-Philadelphia                  due 1989*
                                         Trust Company

Twentieth                             Company to                             Bonds of 4-1/2% Series
     May 1, 1964                         Fidelity-Philadelphia                  due 1994*
                                         Trust Company

Twenty-first                          Company to                             Bonds of 6% Series due
     October 15, 1966                    Fidelity-Philadelphia                  1968-1973*
                                         Trust Company

Twenty-second                         Company to The Fidelity Bank           Bonds of 5-1/4 % Series due
     June 1, 1967                        (formerly                              1968-1973 and 5-3/4 %
                                         Fidelity-Philadelphia                  Series due 1977*
                                         Trust Company)

Twenty-third                          Company to The Fidelity                Bonds of 6-1/8 % Series
     October 1, 1957                     Bank                                   due 1997*



                                       4

Supplemental Indenture
       and Date                                Parties                              Providing for:
------------------------                       -------                              -------------

Twenty-fourth                        Company to The Fidelity                 Bonds of 6-1/2% Series
     March 1, 1968                       Bank                                   due 1993; amendment of
                                                                                Article XIV of
                                                                                Mortgage*

Twenty-fifth                         Company to The Fidelity                 Bonds of 1968 Series due
     September 10, 1968                  Bank                                   1969-1976*

Twenty-sixth                         Company to The Fidelity                 Bonds of 8% Series due
     August 15, 1969                     Bank                                   1975*

Twenty-seventh                       Company to The Fidelity                 Bonds of 9% Series due
     February 1, 1970                    Bank                                   1995*

Twenty-eighth                        Company to The Fidelity                 Bonds of 8-1/2% Series
     May 1, 1970                         Bank                                   due 1976*

Twenty-ninth                         Company to The Fidelity                 Bonds of 7-3/4% Series
     December 15, 1970                   Bank                                   due 2000*

Thirtieth                            Company to The Fidelity                 Bonds of 8-1/4% Series
     August 1, 1971                      Bank                                   due 1996*

Thirty-first                         Company to The Fidelity                 Bonds of 7-3/8% Series
     December 15, 1971                   Bank                                   due 2001; amendment of
                                                                                Article XI of Mortgage*

Thirty-second                        Company to The Fidelity                 Bonds of 7-1/2% Series
     June 15, 1972                       Bank                                   due 1998*

Thirty-third                         Company to The Fidelity                 Bonds of 7-1/2% Series
     January 15, 1973                    Bank                                   due 1999*

Thirty-fourth                        Company to The Fidelity                 Bonds of 8-1/2% Series
     January 15, 1974                    Bank                                   due 2004

Thirty-fifth                         Company to The Fidelity                 Bonds of 11% Series
     October 15, 1974                    Bank                                   due 1980*

Thirty-sixth                         Company to The Fidelity                 Bonds of 11-5/8% Series
     April 15, 1975                      Bank                                   due 2000*

Thirty-seventh                       Company to The Fidelity                 Bonds of 11% Series due
     August 1, 1975                      Bank                                   2000*

Thirty-eighth                        Company to The Fidelity                Bonds of 9-1/8% Series
     March 1, 1976                       Bank                                   due 2006*

Thirty-ninth                         Company to The Fidelity                 Bonds of 9-5/8% Series
     August 1, 1976                      Bank                                   due 2002*




                                       5

Supplemental Indenture
       and Date                                Parties                              Providing for:
------------------------                       -------                              -------------

Fortieth                             Company to The Fidelity                 Bonds of Pollution
     February 1, 1977                    Bank                                   Control Series A
                                                                                and Pollution
                                                                                Control Series B*

Forty-first                          Company to The Fidelity                 Bonds of 8-5/8% Series
     March 15, 1977                      Bank                                   due 2007*

Forty-second                         Company to The Fidelity                 Bonds of 8-5/8% Series
     July 15, 1977                       Bank                                   due 2003*

Forty-third                          Company to The Fidelity                 Bonds of 9-1/8% Series
     March 15, 1978                      Bank                                   due 2008*

Forty-fourth                         Company to The Fidelity                 Bonds of 12-1/2% Series
     October 15, 1979                    Bank                                   due 2005*

Forty-fifth                          Company to The Fidelity                 Bonds of 13-3/4% Series
     October 15, 1980                    Bank                                   due 1992*

Forty-sixth                          Company to The Fidelity                 Bonds of 15-1/4% Series
     March 1, 1981                       Bank                                   due 1996; amendment of
                                                                                Article VIII of
                                                                                Mortgage*

Forty-seventh                        Company to The Fidelity                 Bonds of 15% Series due
     March 1, 1981                       Bank                                   1996; amendment of
                                                                                Article VIII of
                                                                                Mortgage*

Forty-eighth                         Company to The Fidelity                 Bonds of 17-5/8% Series
     July 1, 1981                    Bank                                       due 2011*

Forty-ninth                          Company to The Fidelity                 Bonds of 18-3/4% Series
     September 15, 1981              Bank                                       due 2009*

Fiftieth                             Company to The Fidelity                 Bonds of 18% Series due
     April 1, 1982                   Bank                                       2012*

Fifty-first                          Company to The Fidelity                 Bonds of 15-3/8% Series
     October 1, 1982                 Bank                                       due 2010*

Fifty-second                         Company to The Fidelity                 Bonds of 13-3/8% Series
     June 15, 1983                   Bank                                       due 2013*

Fifty-third                          Company to Fidelity Bank,               Bonds of 13.05% Series
     November 15, 1984               National Association                       due 1994; amendment
                                     (formerly The Fidelity Bank)               of Article VIII of
                                                                                Mortgage*



                                       6

Supplemental Indenture
       and Date                                Parties                              Providing for:
------------------------                       -------                              -------------

Fifty-fourth                         Company to Fidelity Bank,               Bonds of 14% Series due
     December 1, 1984                National Association                       1988-1994; amendment
                                                                                of Article VIII of
                                                                                Mortgage*

Fifty-fifth                          Company to Fidelity Bank,               Bonds of Pollution
     May 15, 1985                    National Association                       Control Series C*

Fifty-sixth                          Company to Fidelity Bank,               Bonds of Pollution
     October 1, 1985                 National Association                       Control Series D*

Fifty-seventh                        Company to Fidelity Bank,               Bonds of 10-7/8% Series
     November 15, 1985               National Association                       due 1995*

Fifty-eight                          Company to Fidelity Bank,               Bonds of 11-3/4% Series
     November 15, 1985               National Association                       due 2014*

Fifty-ninth                          Company to Fidelity Bank,               Bonds of Pollution
     June 1, 1986                    National Association                       Control Series E*

Sixtieth                             Company to Fidelity Bank,               Bonds of 10-1/4% Series
     November 1, 1986                National Association                       due 2016*

Sixty-first                          Company to Fidelity Bank,               Bonds of 8-3/4% Series
     November 1, 1986                National Association                       due 1994*

Sixty-second                         Company to Fidelity Bank,               Bonds of 9-3/8% Series
     April 1, 1987                   National Association                       due 2017*

Sixty-third                          Company to Fidelity Bank,               Bonds of 11% Series due
     July 15, 1987                   National Association                       2016*

Sixty-fourth                         Company to Fidelity Bank,               Bonds of 10% Series due
     July 15, 1987                   National Association                       1997*

Sixty-fifth                          Company to Fidelity Bank,               Bonds of 10-1/4% Series
     August 1, 1987                  National Association                       due 2007*

Sixty-sixth                          Company to Fidelity Bank,               Bonds of 11% Series due
     October 15, 1987                National Association                       1997*

Sixty-seventh                        Company to Fidelity Bank,               Bonds of 12-1/8% Series
     October 15, 1987                National Association                       due 2016*

Sixty-eighth                         Company to Fidelity Bank,               Bonds of 10% Series due
     April 15, 1988                  National Association                       1998*

Sixty-ninth                          Company to Fidelity Bank,               Bonds of 11% Series due
     April 15, 1988                  National Association                       2018*



                                       7

Supplemental Indenture
       and Date                                Parties                              Providing for:
------------------------                       -------                              -------------

Seventieth                           Company to Fidelity Bank,               Bonds of 10% Series due
     June 15, 1989                   National Association                       2019*

Seventy-first                        Company to Fidelity Bank,               Bonds of 9-7/8% Series
     October 1, 1989                 National Association                       due 2019*

Seventy-second                       Company to Fidelity Bank,               Bonds of 9-1/4% Series
     October 1, 1989                 National Association                       due 1999*

Seventy-third                        Company to Fidelity Bank,               Medium-Term Note
     October 1, 1989                 National Association                       Series A*

Seventy-fourth                       Company to Fidelity Bank,               Bonds of 10-1/2% Series
     October 15, 1990                National Association                       due 2020*

Seventy-fifth                        Company to Fidelity Bank,               Bonds of 10% Series due
     October 15, 1990                National Association                       2000*

Seventy-sixth                        Company to Fidelity Bank,               Bonds of Pollution
     April 1, 1991                   National Association                       Control Series F
                                                                                and Pollution
                                                                                Control Series G*

Seventy-seventh                      Company to Fidelity Bank,               Bonds of Pollution
     December 1, 1991                National Association                       Control Series H*

Seventy-eighth                       Company to Fidelity Bank,               Bonds of 7-1/2% 1992
     January 15, 1992                National Association                       Series due 1999*

Seventy-ninth                        Company to Fidelity Bank,               Bonds of 8% Series due
     April 1, 1992                   National Association                       2002*

Eightieth                            Company to Fidelity Bank,               Bonds of 8-3/4% Series
     April 1, 1992                   National Association                       due 2022*

Eighty-first                         Company to Fidelity Bank,               Bonds of Pollution
     June 1, 1992                    National Association                       Control Series I*
Eighty-second                        Company to Fidelity Bank,               Bonds of 8-5/8% Series
     June 1, 1992                    National Association                       due 2022*

Eighty-third                         Company to Fidelity Bank,               Bonds of 7-1/2% Series
     July 15, 1992                   National Association                       due 2002*

Eighty-fourth                        Company to Fidelity Bank,               Bonds of 8-1/4% Series
     September 1, 1992               National Association                       due 2022*

Eighty-fifth                         Company to Fidelity Bank,               Bonds of 7-1/8% Series
     September 1, 1992               National Association                       due 2002*




                                       8

Supplemental Indenture
       and Date                                Parties                              Providing for:
------------------------                       -------                              -------------

Eighty-sixth                         Company to Fidelity Bank,               Bonds of 6-5/8% Series
     March 1, 1993                   National Association                       due 2003*

Eighty-Seventh                       Company to Fidelity Bank,               Bonds of 7-3/4% Series
     March 1, 1993                   National Association                       due 2023*

Eighty-eighth                        Company to Fidelity Bank,               Bonds of Pollution
     March 1, 1993                   National Association                       Control Series J,
                                                                                Pollution Control
                                                                                Series K, Pollution
                                                                                Control Series L
                                                                                and Pollution Control
                                                                                Series M*

Eighty-ninth                         Company to Fidelity Bank,               Bonds of 6-1/2% Series
     May 1, 1993                     National Association                       due 2003*

Ninetieth                            Company to Fidelity Bank,               Bonds of 7-3/4% Series
     May 1, 1993                     National Association                       2 due 2023*

Ninety-first                         Company to First Fidelity Bank,         Bonds of 7-1/8% Series
     August 15, 1993                 N.A., Pennsylvania                         due 2023*

Ninety-second                        Company to First Fidelity Bank,         Bonds of 6-3/8% Series
     August 15, 1993                 N.A., Pennsylvania                         due 2005*

Ninety-third                         Company to First Fidelity Bank,         Bonds of 5-3/8% Series
     August 15, 1993                 N.A., Pennsylvania                         due 1998*

Ninety-fourth                        Company to First Fidelity Bank,         Bonds of 7-1/4% Series
     November 1, 1993                N.A., Pennsylvania                         due 2024*

Ninety-fifth                         Company to First Fidelity Bank,         Bonds of 5-5/8% Series
     November 1, 1993                N.A., Pennsylvania                         due 2001*

Ninety-sixth                         Company to First Fidelity Bank,         Medium Term Note Series B*
     May 1, 1995                     N.A., Pennsylvania

Ninety-seventh                       Company to First Union National Bank    Bonds of 5.95% Series
     October 15, 2001                (formerly First Fidelity Bank, N.A.,       due 2011*
                                     Pennsylvania)

Ninety-eighth                        Company to Wachovia Bank, National     Bonds of 5.95% Series
     October 1, 2002                 Association (formerly First Union         Due 2011*
                                     National Bank)

Ninety-ninth                         Company to Wachovia Bank, National     Bonds of 4.75% Series
     September 15, 2002              Association (formerly First Union         Due 2012*
                                     National Bank)

*And amendment of certain provisions of the Ninth Supplemental Indenture.



                                       9



         WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows:

                                                                                                PRINCIPAL
                                                     Series                                      AMOUNT
                                                     ------                                      ------

        6-1/2%         Series due 2003.........................................................200,000,000
        6-3/8%         Series due 2005..........................................................75,000,000
        Pollution Control Series J due 2012.....................................................50,000,000
        Pollution Control Series K due 2012.....................................................50,000,000
        Pollution Control Series L due 2012.................................................... 50,000,000
        Pollution Control Series M due 2012....................................................  4,200,000
        4.75%         Series due 2012 .........................................................225,000,000
        5.95%         Series due 2011 .........................................................250,000,000
        Total                                                                                 $904,200,000
                                                                                              ============

         WHEREAS, the Company deems it advisable and has determined, pursuant to
Article XI of the Mortgage,

         (a) to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and

         (b) to create a new series of bonds to be issued from time to time under, and secured by, the Mortgage, to be designated PECO Energy Company First and Refunding Mortgage Bonds, 3.50% Series due 2008, (hereinafter sometimes called the "bonds of the New Series" or the "bonds of the 3.50% Series due 2008"); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture; and

         WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the New Series shall be substantially as follows:

                             (Form of Face of Bond)

                               PECO ENERGY COMPANY



REGISTERED                                                            REGISTERED
NUMBER

                       FIRST AND REFUNDING MORTGAGE BOND,
                             3.50% SERIES DUE 2008,
                                 DUE MAY 1, 2008

         PECO Energy Company, a Pennsylvania corporation (hereinafter called the Company), for value received, hereby promises to pay to or registered assigns,

         Dollars on May 1, 2008, at the office or agency of the Company, in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of 3.50 percent per annum in like coin or currency, payable at either of the offices aforesaid on May 1 and November 1, commencing on November 1, 2003, in each year until the Company's obligation with respect to the payment of such principal shall have been discharged.

         The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of this bond entitled to such interest payment, in which case only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date.

         This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon.

         The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its President or a Vice President and its corporate seal to be impressed or a facsimile imprinted hereon, duly attested by the manual or facsimile signature of its Secretary or an Assistant Secretary.

Dated:

                                          PECO ENERGY COMPANY



                                          By_________________________________

                                                                    President



 (SEAL)

                                          Attest:______________________________

                                                                    Secretary

                     (Form of Reverse of New Series of Bond)

                               PECO ENERGY COMPANY
                       First and Refunding Mortgage Bond,
                              3.50% Series Due 2008
                                 Due May 1, 2008

                                   (CONTINUED)

         This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, 3.50% Series due 2008. This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued.

         As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on May 1, 2008, and are issuable only in registered form without coupons in any denomination authorized by the Company.

         Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange.

         The bonds of this series are redeemable at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five
(45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books, at a redemption price equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed, plus accrued interest to the redemption date, or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 15 basis points, plus accrued interest to the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption.

         "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

          "Business Day" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of this series that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of this series.

         "Comparable Treasury Price" means, with respect to any redemption date:

          o the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or

          o if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

         "Reference Treasury Dealer" means (1) each of Banc One Capital Markets, Inc. and Barclays Capital Inc. and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that redemption date.

         The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided.

         This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933 or of the rules and regulations of the Securities and Exchange Commission thereunder.

         UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                        (End of Form of Reverse of Bond)
and

         WHEREAS, on the face of each of the bonds of the New Series, there is to be endorsed a certificate of the Trustee in substantially the following form, to wit:

                         (Form of Trustee's Certificate)

         This bond is one of the bonds, of the series designated therein, provided for in the within-mentioned Mortgage and in the One Hundredth Supplemental Indenture dated as of April 15, 2003.

                                           WACHOVIA BANK, NATIONAL ASSOCIATION



                                           By______________________________
                                               Authorized Officer

and

         WHEREAS, all acts and things necessary to make the bonds of the New Series, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized.

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

         That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to Wachovia Bank, National Association, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.:

         All of the real property with any improvements thereon erected as may be owned by the Company and described in the Mortgage or in any indenture supplemental thereto as may heretofore have been executed, delivered and recorded, but excluding therefrom all real property heretofore released from the lien of the Mortgage. It is hereby stated that the Company has not acquired title to nor become the owner of any new or additional real property since the execution, delivery and recording of the Ninety-Eighth Supplemental Indenture dated as of October 1, 2002. The purpose of restating such prior conveyances as security is to confirm that the obligations of the Company as provided in this Supplemental Indenture are included within the lien and security of the Mortgage, and that public record be made of such purpose and fact by the recording of this Supplemental Indenture.

         Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances.

         Also all the Company's electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances.

         Also all the Company's gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances.

         Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by-products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business.

         Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands, choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business.

         Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by-products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same.

         Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto.

         Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company.

         Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof.

         It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto.

         TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after-acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever;

         IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage.

         AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH:

         It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit:

                                   ARTICLE I.

                             AMENDMENTS OF MORTGAGE

         Article II of the Ninth Supplemental Indenture to the Mortgage, as heretofore amended, is hereby further amended as follows:

         By adding to paragraph (d) of Section 5 and to the first clause of
Section 9, the following:

         "3.50% Series due 2008"

                                   ARTICLE II.
                             BONDS OF THE NEW SERIES

Section 1. The bonds of the New Series shall be designated as hereinabove specified for such designation in the recital immediately preceding the form of bonds of the New Series, subject however, to the provisions of Section 2 of
Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited; and the issue thereof shall be limited to $450,000,000 principal amount.

         The bonds of the New Series shall bear interest from the date thereof and shall be dated as of the interest payment date to which interest was paid next preceding the date of issue unless (a) such date of issue is an interest payment date to which interest was paid, in which event such bonds shall be dated as of such interest payment date, or (b) issued prior to the occurrence of the first interest payment date on which interest is to be paid, in which event such bonds shall be dated April 28, 2003. The bonds of the New Series shall mature on May 1, 2008.

         The bonds of the New Series shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate provided in the form of bond hereinbefore recited, payable on May 1 and November 1 in each year commencing on November 1, 2003 until the Company's obligation with respect to the payment of principal thereof shall have been discharged. Both principal and interest on bonds of the New Series shall be payable at the office or agency of the Company in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and shall be payable in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts.

         The bonds of the New Series shall be in any denomination authorized by the Company.

         Any bond or bonds of the New Series shall be exchangeable for another bond or bonds of the New Series in a like aggregate principal amount. Any such exchange may be made upon presentation at the office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange.

         Section 2. (a) Initially, the bonds of the New Series shall be issued pursuant to a book-entry system administered by The Depository Trust Company (or its successor, referred to herein as the "Depository") as a global security with no physical distribution of bond certificates to be made except as provided in this Section 2. Any provisions of the Mortgage or the bonds of the New Series requiring physical delivery of bonds shall, with respect to any bonds of the New Series held under the book-entry system, be deemed to be satisfied by a notation on the bond registration books maintained by the Trustee that such bonds are subject to the book-entry system.

            (b) So long as the book-entry system is being used, one or more bonds of the New Series in the aggregate principal amount of the bonds of the New Series and registered in the name of the Depository's nominee (the "Nominee") will be issued and required to be deposited with the Depository and held in its custody. The book-entry system will be maintained by the Depository and its participants and indirect participants and will evidence beneficial ownership of the bonds of the New Series, with transfers of ownership effected on the records of the Depository, the participants and the indirect participants pursuant to rules and procedures established by the Depository, the participants and the indirect participants. The principal of and any premium on each bond of the New Series shall be payable to the Nominee or any other person appearing on the registration books as the registered holder of such bond or its registered assigns or legal representative at the office of the office or agency of the Company in the City of Philadelphia, Pennsylvania or the Borough of Manhattan, The City of New York. So long as the book-entry system is in effect, the Depository will be recognized as the holder of the bonds of the New Series for all purposes. Transfers of principal, interest and any premium payments or notices to participants and indirect participants will be the responsibility of the Depository, and transfers of principal, interest and any premium payments or notices to beneficial owners will be the responsibility of participants and indirect participants. No other party will be responsible or liable for such transfers of payments or notices or for maintaining, supervising or reviewing such records maintained by the Depository, the participants or the indirect participants. While the Nominee or the Depository, as the case may be, is the registered owner of the bonds of the New Series, notwithstanding any other provisions set forth herein, payments of principal of, redemption premium, if any, and interest on the bonds of the New Series shall be made to the Nominee or the Depository, as the case may be, by wire transfer in immediately available funds to the account of such holder. Without notice to or consent of the beneficial owners, the Trustee with the consent of the Company and the Depository may agree in writing to make payments of principal, redemption price and interest in a manner different from that set forth herein. In such event, the Trustee shall make payment with respect to the bonds of the New Series in such manner as if set forth herein.

            (c) The Company may at any time elect (i) to provide for the replacement of any Depository as the depository for the bonds of the New Series with another qualified depository, or (ii) to discontinue the maintenance of the bonds of the New Series under book-entry system. In such event, the Trustee shall give 30 days prior notice of such election to the Depository (or such fewer number of days acceptable to such Depository).

            (d) Upon the discontinuance of the maintenance of the bonds of the New Series under a book-entry system, the Company will cause the bonds to be issued directly to the beneficial owners of the bonds of the New Series, or their designees, as further described below. In such event, the Trustee shall make provisions to notify participants and beneficial owners of the bonds of the New Series, by mailing an appropriate notice to the Depository, that bonds of the New Series will be directly issued to beneficial owners of the bonds as of a date set forth in such notice (or such fewer number of days acceptable to such Depository).

            (e) In the event that bonds of the New Series are to be issued to beneficial owners of the bonds, or their designees, the Company shall promptly have bonds of the New Series prepared in certificated form registered in the names of the beneficial owners of such bonds shown on the records of the participants provided to the Trustee, as of the date set forth in the notice above. Bonds issued to beneficial owners, or their designees shall be substantially in the form set forth in this Supplemental Indenture, but will not include the provision related to global securities.

            (f) If the Depository is replaced as the depository for the bonds of the New Series with another qualified depository, the Company will issue a replacement global security substantially in the form set forth in this Supplemental Indenture.

            (g) The Company and the Trustee shall have no liability for the failure of any Depository to perform its obligations to any participant, any indirect participant or any beneficial owner of any bonds of the New Series, and the Company and the Trustee shall not be liable for the failure of any participant, indirect participant or other nominee of any beneficial owner or any bonds of the New Series to perform any obligation that such participant, indirect participant or other nominee may incur to any beneficial owner of the bonds of the New Series.

            (h) Notwithstanding any other provision of the Mortgage, on or prior to the date of issuance of the bonds of the New Series the Trustee shall have executed and delivered to the initial Depository a Letter of Representations governing various matters relating to the Depository and its activities pertaining to the bonds of the New Series. The terms and provisions of such Letter of Representations are incorporated herein by reference and, in the event there shall exist any inconsistency between the substantive provisions of the said Letter of Representations and any provisions of the Mortgage, then, for as long as the initial Depository shall serve as depository with respect to the bonds of the New Series, the terms of the Letter of Representations shall govern.

            (i) The Company and the Trustee may rely conclusively upon (i) a certificate of the Depository as to the identity of a participant in the book-entry system; (ii) a certificate of any participant as to the identity of any indirect participant and (iii) a certificate of any participant or any indirect participant as to the identity of, and the respective principal amount of bonds of the New Series owned by, beneficial owners.

         Section 3. So long as the bonds of the New Series are held by The Depository Trust Company, such bonds of the New Series shall bear the following legend:

         UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         Section 4. So long as any of the bonds of the New Series remain outstanding, the Company shall keep at its office or agency in the Borough of Manhattan, The City of New York, as well as at the office of the Trustee in the City of Philadelphia, Pennsylvania, books for the registry and transfer of outstanding bonds of the New Series, in accordance with the terms and provisions of the bonds of the New Series and the provisions of Section 8 of Article I of said Mortgage.

         Section 5. So long as any bonds of the New Series remain outstanding, the Company shall maintain an office or agency in the City of Philadelphia, Pennsylvania, and an office or agency in the Borough of Manhattan, The City of New York, for the payment upon proper demand of the principal of, the interest on, or the redemption price of the outstanding bonds of the New Series, and will from time to time give notice to the Trustee of the location of such office or agency. In case the Company shall fail to maintain for such purpose an office or agency in the City of Philadelphia or shall fail to give such notice of the location thereof, then notices, presentations and demands in respect of the bonds of the New Series may be given or made to or upon the Trustee at its office in the City of Philadelphia and the principal of, the interest on, and the redemption price of said bonds in such event be payable at said office of the Trustee. All bonds of the New Series when paid shall forthwith be cancelled.

         Section 6. The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of each bond of the New Series entitled to such interest payment, in which case only the registered holder of such bond on such record date shall be entitled to receive such payment, notwithstanding any transfer of such bond upon the registration books subsequent to such record date.

         Section 7. The bonds of the New Series shall be issued under and subject to all of the terms and provisions of the Mortgage, of the indentures supplemental thereto referred to in the recitals hereof and of this Supplemental Indenture which may be applicable to such bonds or applicable to all bonds issued under the Mortgage and indentures supplemental thereto.

                                  ARTICLE III.

                           ISSUE AND AUTHENTICATION OF
                             BONDS OF THE NEW SERIES

         In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the New Series of an aggregate principal amount not exceeding $450,000,000 shall forthwith be executed by the Company and delivered to the Trustee, and the Trustee shall thereupon, whether or not this Supplemental Indenture shall have been recorded, authenticate and deliver said bonds to or upon the written order of the President, a Vice President, or the Treasurer of the Company, under the terms and provisions of paragraph (c) of
Section 3 of Article II of the Mortgage, as amended.

                                   ARTICLE IV.

                           REDEMPTION OF BONDS OF THE
                                   NEW SERIES

         Section 1. The bonds of the New Series shall be redeemable, at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty (30) days and not more than forty-five (45) days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books, at a redemption price equal to the greater of (1) 100% of the principal amount of the bonds to be redeemed, plus accrued interest to the redemption date, or (2) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the bonds to be redeemed (not including any portion of payments of interest accrued as of the redemption date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 15 basis points, plus accrued interest to the redemption date. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the bonds of this series or portions of the bonds of this series called for redemption.

         "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

         "Business Day" means any day that is not a day on which banking institutions in New York City are authorized or required by law or regulation to close.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the bonds of this series that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the bonds of the New Series.

         "Comparable Treasury Price" means, with respect to any redemption date:

          o the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations; or

          o if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

         "Reference Treasury Dealer" means (1) each of Banc One Capital Markets, Inc. and Barclays Capital Inc. and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), in which case the Company shall substitute another Primary Treasury Dealer; and (2) any other Primary Treasury Dealer selected by the Company.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that redemption date.

         Section 2. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the New Series as hereinbefore provided it shall comply with all the terms and provisions of
Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article III and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the New Series shall be required.

                                   ARTICLE V.

                       CERTAIN EVENTS OF DEFAULT; REMEDIES

         Section 1. So long as any bonds of the New Series remain outstanding, in case one or more of the following events shall happen, such events shall, in addition to the events of default heretofore enumerated in paragraphs (a) throughout (d) of Section 2 of Article VIII of the Mortgage, constitute an "event of default" under the Mortgage, as fully as if such events were enumerated therein:

                  (e) default shall be made in the due and punctual payment of the principal (including the full amount of any applicable optional redemption price) of any bond or bonds of the New Series whether at the maturity of said bonds, or at a date fixed for redemption of said bonds, or any of them, or by declaration as authorized by the Mortgage;

         Section 2. So long as any bonds of the New Series remain outstanding,
Section 10 of Article VIII of the Mortgage, as heretofore amended, is hereby further amended by inserting in the first paragraph of such Section 10, immediately after the words "as herein provided," at the end of clause (2) thereof, the following:

         "or (3) in case default shall be made in any payment of any interest on any bond or bonds secured by this indenture or in the payment of the principal (including any applicable optional redemption price) of any bond or bonds secured by this indenture, where such default is not of the character referred to in clause (1) or (2) of this Section 10 but constitutes an event of default within the meaning of Section 2 of this Article VIII."

                                   ARTICLE VI.

                             CONCERNING THE TRUSTEE

         The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions:

         The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                  ARTICLE VII.

                                  MISCELLANEOUS

         Section 3. Unless otherwise clearly required by the context, the term "Trustee," or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee.

         Section 4. The headings of the Articles of this Supplemental Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same.

         Section 5. Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the bonds of the New Series is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto.

         Section 6. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument.

         Section 7. This Supplemental Indenture is dated and shall be effective as of April 15, 2003, but was actually executed and delivered on April 21, 2003.



                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties of the first and second parts hereto have caused their corporate seals to be hereunto affixed and the President or a Vice President of the party of the first part and the President or a Vice President of the party of the second part, under and by the authority vested in them, have hereto affixed their signatures and their Secretaries or Assistant Secretaries have duly attested the execution hereof the 21st day of April, 2003.



                                     PECO ENERGY COMPANY



                                     By____________________________
                                              F. F. Frankowski
                                              Vice President


                                     [SEAL]





                                     Attest__________________________
                                              T. D. Cutler
                                              Assistant Secretary


                                     WACHOVIA BANK, NATIONAL ASSOCIATION



                                     By_____________________________
                                              G. J. Rayzis
                                              Vice President


                                     [SEAL]



                                      Attest___________________________
                                               J. M. Matthews
                                               Assistant Secretary

COMMONWEALTH OF PENNSYLVANIA

                                       ss.

COUNTY OF PHILADELPHIA

         BE IT REMEMBERED, that on the 21st day of April, 2003, before me, a Notary Public in and for said County and Commonwealth, residing in Philadelphia, personally came T. D. Cutler, who being duly sworn according to law deposes and says that he was personally present and did see the common or corporate seal of the above named PECO Energy Company affixed to the foregoing Supplemental Indenture, that the seal so affixed is the common or corporate seal of the said PECO Energy Company, and was so affixed by the authority of the said corporation as the act and deed thereof; that the above named F. F. Frankowski is a Vice President of the said corporation, and did sign the said Supplemental Indenture as such in the presence of this deponent that this deponent is Assistant Secretary of the said corporation; and the name of the deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

         Sworn to and subscribed before me the day and year aforesaid.


                   -------------------------------------------

                                  Notarial Seal
                                 ---------------
                      Notary Public, City of Philadelphia,
                               Philadelphia County
                       My Commission Expires ______, ____

[SEAL]

COMMONWEALTH OF PENNSYLVANIA

                                       ss.

COUNTY OF PHILADELPHIA

         BE IT REMEMBERED, that on the 21st day of April, 2003, before me, the subscriber, a Notary Public in and for said County and Commonwealth, residing in Philadelphia, personally came J. M. Matthews, who being duly sworn according to law deposes and says that he was personally present and did see the common or corporate seal of the above named Wachovia Bank, National Association, affixed to the foregoing Supplemental Indenture, that the seal so affixed is the common or corporate seal of the said Wachovia Bank, National Association, and was so affixed by the authority of the said corporation as the act and deed thereof, that the above named G. J. Rayzis is a Vice President of the said corporation, and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is an Assistant Secretary of the said corporation; and that the name of this deponent, above signed in attestation of the due execution of the said Supplemental Indenture, is in this deponent's own proper handwriting.

         Sworn to and subscribed before me the day and year aforesaid.

         I hereby certify that I am not an officer of director of said Wachovia Bank, National Association.


                   -------------------------------------------

                                  Notarial Seal
                                  ____________, Notary Public,
                   City of Philadelphia, Philadelphia County
                       My Commission Expires ______, ____

[SEAL]

                            CERTIFICATE OF RESIDENCE

         Wachovia Bank, National Association, Mortgagee and Trustee within named, hereby certifies that its precise residence in the City of Philadelphia is N.E. Cor. Broad and Walnut Streets in the City of Philadelphia, Pennsylvania.







                                         WACHOVIA BANK, NATIONAL ASSOCIATION





                                         By_______________________________
                                                  G. J. Rayzis
                                                  Vice President